Share Plans	12 Months Ended
Sep. 27, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share Plans
Share Plans
Total share-based compensation cost recognized within continuing and discontinued operations during 2013, 2012 and 2011 consisted of the following ($ in millions):

	2013	2012	2011
Selling, general and administrative expenses	$63	$81	$89
Separation costs	—	28	—
Restructuring, asset impairments and divestiture charges (gains), net	—	4	—
Total share-based compensation costs included in Continuing operations	63	113	89
Discontinued operations	—	27	21
Total share-based compensation costs	$63	$140	$110

The Company has recognized a related tax benefit associated with its share-based compensation arrangements during 2013, 2012 and 2011 of $20 million, $43 million and $31 million, of which nil, $8 million and $6 million is included in Discontinued operations, respectively.
The share-based compensation disclosures were not recast for the divestiture of the South Korean security business as the amounts were not material.
In connection with the 2012 Separation, most employees' outstanding stock option awards were converted into options to acquire the stock of the employee's post-Separation employer in a manner designed to preserve the intrinsic value of such awards. However, for certain corporate employees and for all terminated employees, all or a portion of such employees' stock option awards were converted into options to acquire the stock of each of the Company, Pentair and ADT. The modifications made to the share options as a result of the 2012 Separation constituted a modification under the authoritative guidance for accounting for stock compensation, which requires a comparison of fair values of the stock option awards immediately before the 2012 Separation and the fair values immediately after the 2012 Separation. In certain instances, the fair value immediately after the 2012 Separation was higher. As a result, the modification resulted in incremental compensation cost of $1 million, the majority of which was recorded in Discontinued operations for the year ended September 28, 2012. Except for the changes described, the material terms of the stock option awards remained unchanged from the original grant. While the equity awards held by employees were converted as of September 28, 2012, the 2012 and 2011 grant date fair values, intrinsic values, vested values and black-scholes assumptions are on a pre-conversion basis.
Also in connection with the 2012 Separation, restricted stock units held by Tyco employees and deferred stock units held by Tyco directors were converted, in some cases, into restricted stock units in the Company, Pentair and ADT, and in other cases, solely into restricted stock units of the employee's post-Separation employer. All such modifications were designed in a manner to preserve the intrinsic value of such awards. Except for the changes described, the material terms of the restricted stock units and deferred stock units remained unchanged from the original grant.
On July 12, 2012, in connection with the 2012 Separation, the Board of Directors approved the conversion of all outstanding performance share units of the Company into restricted stock units based on performance achieved through June 29, 2012. Each performance share unit converted into a number of restricted stock units at a ratio determined by the Compensation Committee on August 2, 2012 based on its review and certification of performance results through June 29, 2012. Upon vesting of the resulting restricted stock units, each award will be settled in stock. All awards maintained their original vesting terms. The modifications made to the market-based condition of outstanding performance share units as a result of the 2012 Separation also constituted a modification similar to the modification described above. As a result, the modification resulted in incremental compensation cost of $8 million, of which $7 million was recorded in Separation costs and $1 million in Discontinued operations for the year ended September 28, 2012. In addition, incremental expense was recognized in the quarter related to the performance achieved through June 29, 2012. Such expense totaled $7 million, of which $6 million was recorded in Separation costs and $1 million in Discontinued operations for the year ended September 28, 2012.
On September 17, 2012, shareholders approved the Tyco International 2012 Stock and Incentive Plan (the "2012 Plan") which replaces the 2004 Tyco International Ltd. Stock and Incentive Plan (the "2004 Plan").  The 2012 Plan provides for the award of stock options, stock appreciation rights, annual performance bonuses, long term performance awards, restricted units, restricted shares, deferred stock units, promissory stock and other stock-based awards (collectively, "Awards").  Pursuant to the 2012 Plan, effective October 1, 2012, 50 million common shares are available for equity-based awards, subject to adjustments as provided under the terms of the 2012 Plan. No additional shares are available under the 2004 Plan. In addition, any common shares which have been awarded under the 2004 Plan but which are not issued, owing to expiration, forfeiture, cancellation, return to the Company or settlement in cash in lieu of common shares on or after January 1, 2004 and which are no longer available for any reason will also be available for issuance under the 2012 Plan. When common shares are issued pursuant to a grant of a full value award (for example, restricted stock units and performance share units), the total number of common shares remaining available for grant will be decreased by 3.32 shares. As of September 27, 2013, there were approximately 40 million shares available for grant under the 2012 Plan.

During 2004, the 2004 Plan effectively replaced the Tyco International Ltd. Long Term Incentive Plan, as amended as of May 12, 1999 (the "LTIP I Plan") and the Tyco International Ltd. Long Term Incentive Plan II (the "LTIP II Plan") for all awards effective on and after March 25, 2004. The 2004 Plan provided for the award of stock options, stock appreciation rights, annual performance bonuses, long term performance awards, restricted units, restricted shares, deferred stock units, promissory stock and other stock-based awards (collectively, "Awards"). As of September 27, 2013, an immaterial number of stock units remained outstanding which were granted under LTIP I and LTIP II prior to termination.
The 2004 Plan provided for a maximum of 40 million common shares to be issued as Awards, subject to adjustment as provided under the terms of the 2004 Plan. In addition, any common shares that have been approved by the Company's shareholders for issuance under the LTIP Plans but which have not been awarded there under as of January 1, 2004, reduced by the number of common shares related to Awards made under the LTIP Plans between January 1, 2004 and March 25, 2004, the date the 2004 Plan was approved by shareholders, (or which have been awarded but will not be issued, owing to expiration, forfeiture, cancellation, return to the Company or settlement in cash in lieu of common shares on or after January 1, 2004) and which are no longer available for any reason (including the termination of the LTIP Plans) were available for issuance under the 2004 Plan, and now are subsequently available for issuance under the 2012 Plan. When common shares are issued pursuant to a grant of a full value award, the total number of common shares remaining available for grant will be decreased by a margin of at least 1.8 per share issued. As of October 1, 2012, the 2012 Plan replaced the 2004 Plan and no further awards are permitted to be granted under the 2004 Plan.
Share Options—Options are granted to purchase common shares at prices that are equal to or greater than the closing market price of the common shares on the date the option is granted. Conditions of vesting are determined at the time of grant. Options are generally exercisable in equal annual installments over a period of four years and will generally expire 10 years after the date of grant. Historically, the Company's practice has been to settle stock option exercises through either newly issued shares or from shares held in treasury.
The grant-date fair value of each option grant is estimated using the Black-Scholes option pricing model. The fair value is then amortized on a straight-line basis over the requisite service period of the awards, which is generally the vesting period. Use of a valuation model requires management to make certain assumptions with respect to selected model inputs. Expected volatility is calculated based on an analysis of historic and implied volatility measures for a set of peer companies. The average expected life is based on the contractual term of the option and expected employee exercise and post-vesting employment termination behavior. The risk-free interest rate is based on U.S. Treasury zero-coupon issues with a remaining term equal to the expected life assumed at the date of grant. The compensation expense recognized is net of estimated forfeitures. Forfeitures are estimated based on voluntary termination behavior, as well as an analysis of actual share option forfeitures. The weighted-average assumptions used in the Black-Scholes option pricing model for 2013, 2012 and 2011 are as follows:

	2013	2012	2011
Expected stock price volatility	35%	36%	33%
Risk free interest rate	0.87%	1.46%	1.30%
Expected annual dividend per share	$0.60	$1.00	$0.84
Expected life of options (years)	5.8	5.8	5.2

The weighted-average grant-date fair values of options granted during 2013, 2012 and 2011 was $7.21, $12.56 and $9.22, respectively. The total intrinsic value of options exercised during 2013, 2012 and 2011 was $73 million, $85 million and $84 million, respectively. The related excess cash tax benefit classified as a financing cash inflow for 2013, 2012 and 2011 was not material.
A summary of the option activity as of September 27, 2013, and changes during the year then ended is presented below:

	Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value ($ in millions)
Outstanding as of September 28, 2012	21,670,340	$20.89
Granted	4,214,430	27.27
Exercised	(7,306,955)	20.90
Expired	(640,895)	21.69
Forfeited	(137,731)	23.98
Outstanding as of September 27, 2013	17,799,189	22.34	6.20	$225
Vested and unvested expected to vest as of September 27, 2013	16,924,966	22.19	6.09	$216
Exercisable as of September 27, 2013	9,190,538	21.20	4.31	$126

As of September 27, 2013, there was $32 million of total unrecognized compensation cost related to unvested options granted. The cost is expected to be recognized over a weighted-average period of 2.4 fiscal years.
Employee Stock Purchase Plans—Tyco Employee Stock Purchase Plan ("ESPP") was suspended indefinitely during the fourth quarter of 2009.  As of September 27, 2013, there were approximately 3 million shares available for grant under the ESPP.
Restricted Share Awards—Restricted share awards, including restricted stock units and performance share units are granted subject to certain restrictions. Conditions of vesting are determined at the time of grant. Restrictions on the award generally lapse upon normal retirement, if more than twelve months from the grant date, death or disability of the employee.
The fair market value of restricted awards, both time vesting and those subject to specific performance criteria, are expensed over the period of vesting. Restricted stock units, which vest based solely upon passage of time generally vest over a period of four years. The fair value of restricted stock units is determined based on the closing market price of the Company's shares on the grant date. Performance share units, which are restricted share awards that vest dependent upon attainment of various levels of performance that equal or exceed targeted levels generally vest in their entirety three years from the grant date. The fair value of performance share units is determined based on the Monte Carlo valuation model. The compensation expense recognized for all restricted share awards is net of estimated forfeitures.
Recipients of restricted stock units have no voting rights and receive dividend equivalent units ("DEUs"). Recipients of performance share units have no voting rights and may receive DEUs depending on the terms of the grant.
A summary of the activity of the Company's restricted stock unit awards as of September 27, 2013 and changes during the year then ended is presented in the tables below:

Non-vested Restricted Stock Units	Shares	Weighted-Average Grant-Date Fair Value
Non-vested as of September 28, 2012	5,164,283	$20.24
Granted	1,366,929	27.66
Vested	(2,118,908)	18.49
Forfeited	(443,177)	20.76
Non-vested as of September 27, 2013	3,969,127	22.63

The weighted-average grant-date fair value of restricted stock units granted during 2013, 2012 and 2011 was $27.66, $45.54 and $37.90, respectively. The total fair value of restricted stock units vested during 2013, 2012 and 2011 was $64 million, $90 million and $62 million, respectively.
As of September 27, 2013, there was $47 million of total unrecognized compensation cost related to all unvested restricted share awards. The cost is expected to be recognized over a weighted-average period of 2.1 fiscal years.
A summary of the activity of the Company's performance share unit awards as of September 27, 2013 and changes during the year then ended is presented in the table below:

Non-vested Performance Share Units	Shares	Weighted-Average Grant-Date Fair Value
Non-vested as of September 28, 2012	—	$—
Granted	897,197	30.36
Vested	—	—
Forfeited	(41,355)	30.36
Non-vested as of September 27, 2013	855,842	30.36

The weighted-average grant-date fair value of performance share units granted during 2013, 2012 and 2011 was $30.36, $48.86 and $41.37, respectively. The total fair value of performance share units vested during 2013, 2012 and 2011 was nil, $25 million and nil. As of August 2, 2012, all performance share units were converted to restricted stock units; the outstanding shares at that time have been moved to the restricted stock units reporting table.
As of September 27, 2013, there was $15 million of total unrecognized compensation cost related to all unvested performance share awards. The cost is expected to be recognized over a weighted-average period of 2.0 fiscal years.
Deferred Stock Units—Deferred Stock Units ("DSUs") are notional units that are tied to the value of Tyco common shares with distribution deferred until termination of employment or service to the Company. Distribution, when made, will be in the form of actual shares on a one-for-one basis. Similar to restricted stock units that vest over time, the fair value of DSUs is determined based on the closing market price of the Company's shares on the grant date and is amortized to expense over the vesting period. Recipients of DSUs do not have the right to vote and do not receive cash dividends. However, they have the right to receive dividend equivalent units. Conditions of vesting are determined at the time of grant. Under the 2004 Plan, grants made to executives generally vested in equal annual installments over three years while DSUs granted to the Board of Directors were immediately vested. The Company had 1.1 million DSUs outstanding as of September 28, 2012, all of which are fully vested and 1.0 million of which were delivered six months following September 28, 2012.
There were no DSU awards granted during 2013, 2012 and 2011; however, participants continue to earn DEUs on their existing awards. The total fair value of DSUs including DEUs vested during 2013, 2012 and 2011 was nil, $1 million and $1 million, respectively.